UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):      November 29, 2006

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-131521	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4211 W. Boy Scout Boulevard Tampa, FL 33607
(Address of Principal Executive Offices)

(813) 871-4811

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.              Other Events.

On November 29, 2006 the Board of Directors of Mueller Water Products, Inc. (the “Company”) approved salary increases, annual bonuses for fiscal year 2006, and equity grant awards for the Company’s principal executive officer, principal financial officer, and named executive officers.  The salary increases are permitted by the terms of each employment agreement between the Company (or, in the case of Gregory Hyland, the Company’s parent, Walter Industries, Inc.) and the officer listed below.  Bonuses for fiscal year 2006 were approved in accordance with the Company’s Executive Incentive Plan and the provisions of the relevant employment agreement.  And the equity awards were granted in accordance with the Company’s 2006 Stock Incentive Plan.

Officer Name	Title	Annual Salary 2007	Annual Bonus F/Y 2006	Number of Non Qualified Stock Options (1)	Number of Restricted Stock Units (2)

Gregory Hyland	Chairman, Chief Executive Officer, and President	$760,000	(3)	88,300	103,964

Thomas E. Fish	President, Anvil Segment	$294,580	$597,981	14,928	17,576

Doyce Gaskin	Executive Vice President, Mueller Segment	$265,200	$470,037	12,721	14,977

Dale B. Smith	Chief Operating Officer	$415,000	$3,095,461	55,188	64,977

Jeffrey Sprick	Senior Vice President, Chief Financial Officer, and Chief Accounting Officer	$280,140	$231,601	35,265	14,620

Raymond P. Torok	President, U.S. Pipe Segment	$327,594	$235,714	19,316	22,742

(1)             Each non-qualified stock option was granted on November 29, 2006 under the Company’s 2006 Stock Incentive Plan Each option is for a share of the Company’s Series A common stock, and has an exercise price equal to $15.09/share, the closing share price for the Company’s Series A common stock on the grant date.  Each option vests in three equal annual installments, commencing on the first anniversary of the date of grant.

(2)             The restricted stock units (RSU’S) were granted on November 29, 2006 under the Company’s 2006 Stock Incentive Plan. Each RSU represents the right to receive one share of the Company’s Series A common stock on November 29, 2013, the seventh anniversary of the date of grant, subject to accelerated vesting in certain instances.

(3)             Walter Industries will pay Mr. Hyland’s annual bonus in February 2007 under the terms of the applicable  Walter Industries  incentive program and Mr. Hyland’s employment contract for his service in 2006 to Walter Industries.

The information provided pursuant to this Item 8.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2006	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Robert Barker
Robert Barker
Executive Vice President, General Counsel, and Corporate Secretary